Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Greenlane Holdings, Inc. (the “Company”) on Form 10-K for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I,Barbara Sher, the Chief Executive Officer of the Company, and I, Lana Reeve, the Chief Financial and Legal Officer of the Company, certify, to our knowledge, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 20, 2025	/s/ BARBARA SHER
Barbara Sher
Chief Executive Officer
(Principal Executive Officer)

/s/ LANA REEVE
Lana Reeve
Chief Financial and Legal Officer
(Principal Financial Officer)